UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 1, 2007

NIC INC.

(Exact name of registrant as specified in its charter)

Colorado	000-26621	52-2077581
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10540 South Ridgeview Road

Olathe, Kansas 66061

(Address of principal executive offices, including zip code)

(877) 234-3468

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 – AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

(a)           On May 1, 2007, the Board of Directors of NIC Inc. (the “Company”) adopted an amendment to the Bylaws of the Company to change the title of the bylaws to “Amended and Restated Bylaws of NIC Inc.” and adopted amendments to Article VI of the Bylaws of the Company to provide for uncertificated shares. These amendments to the Bylaws are set forth in Exhibit 3.1 attached hereto, which is incorporated herein by reference.

Attached hereto as Exhibit 3.2 is an amendment to Article VIII of the Bylaws adopted on May 6, 2003. The amendment to Article VIII added mandatory indemnification and advancement of expenses provisions to the Bylaws.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

3.1	Amendments to the Bylaws adopted May 1, 2007.

3.2	Amendment to the Bylaws adopted May 6, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIC Inc.

Date: September 20, 2007	/s/ Stephen M. Kovzan
Stephen M. Kovzan
Chief Financial Officer